UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2007

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1. On March 16, 2007, the Company commenced employment of Mr. Michael Sweatman and appointed him as Chief Financial Officer of JMAR Technologies, Inc. Since 1991, Mr. Sweatman, 71, has been Managing General Partner of Green Mountain Capital, L.P., a Vermont-based Small Business Investment Company. Mr. Sweatman is currently winding down the operations of Green Mountain as he takes on the duties of CFO for JMAR. Prior to forming Green Mountain Capital, Mr. Sweatman worked with the Ontario Development Corporation, implementing systems and procedures for small business, and with World Resources Institute as a Visiting Fellow. His senior level experience with financial services organizations also includes positions with Barclay’s Bank International, Bank of Montreal and U.S. Mercantile Bank of Canada.

Since January 1, 2006, Mr. Sweatman has not been a party to any transaction with JMAR involving more than $120,000 and in which Mr. Sweatman has a direct or indirect material interest. Mr. Sweatman's salary is currently set at $10,000 per month. Although there is currently no agreement to do so, the Company's Board of Directors intends to consider a grant of options to Mr. Sweatman at an upcoming meeting. A copy of a press release issued on March 21, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

2. On March 15, 2007, Mr. Edward P. O'Sullivan II submitted his resignation as a director of the Company effective on April 2, 2007. Mr. Sullivan also served as the Chairman of the Board's Audit Committee and satisfied the criteria for an "Audit Committee financial expert". As a result of Mr. O'Sullivan's resignation, the number of directors will be four and the Audit Committee will have two members, Mr. Charles A. Dickinson and Dr. J. Paul Gilman.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release issued on March 21, 2007 announcing Michael Sweatman's appointment as Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

March 21, 2007	By:	C. Neil Beer

Name: C. Neil Beer
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued on March 21, 2007 announcing Michael Sweatman's appointment as Chief Financial Officer.